Exhibit 10.2.9.4

                  NINTH AMENDMENT TO CREDIT AGREEMENT & WAIVER

      THIS NINTH AMENDMENT TO CREDIT AGREEMENT & WAIVER (this "Amendment"), dated as of November 13, 2002, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A. (formerly known as NationsBank, N.A.), as agent for the Lenders (in such capacity, the "Agent"), and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent").

                               W I T N E S S E T H

      WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998, as amended as of May 27, 1998, December 18, 1998, March 19, 1999, September 30, 1999, March 29, 2000, May 2, 2000, June 30, 2000, March 23, 2001
and April 12, 2002 (as so previously amended the "Existing Credit Agreement");
and

      WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and waive certain provisions thereof as provided herein.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

      SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

      "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

      "Amendment No. 9 Effective Date" is defined in Subpart 3.1.

      SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Amendment No. 9 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

      SUBPART 2.1 Amendments to Section 1.1.

      (a) The pricing grid in the definition of "Applicable Percentage" appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

====================================================================================================================================
                                    Applicable Percentage For
                                    Revolving Loans and            Applicable Percentage For
                                    Tranche A Term Loan            Tranche B Term Loan
                                    --------------------------------------------------------
                       Applicable                                                              Applicable           Applicable
           Senior      Percentage                                                              Percentage For       Percentage for
Pricing    Leverage    For Unused   Eurodollar     Base Rate       Eurodollar      Base Rate   Standby Letter of    Trade Letter of
Level      Ratio       Fee          Loans          Loans           Loans           Loans       Credit Fee           Credit Fee
------------------------------------------------------------------------------------------------------------------------------------
I          > 2.00 to   0.50%        4.00%          3.00%           4.00%           3.00%       4.00%                2.00%
           1.00
------------------------------------------------------------------------------------------------------------------------------------
II         < 2.00 to   0.50%        3.00%          2.00%           3.50%           2.50%       3.00%                1.50%
           -
           1.00
====================================================================================================================================

      (b) The following definition appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

      "Interest Period" means, (i) as to Eurodollar Loans, a period of one months' duration commencing, in each case, on the date of the borrowing (including continuations and conversions thereof) and (ii) as to any Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by the Borrower and the Swingline Lender in accordance with the provisions of Section 2.3(b)(i) (such ending date in any event to be not more than thirty (30) Business Days from the date of borrowing); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond April 30, 2003, (c) with regard to the Tranche A Term Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Tranche A Term Loans comprised of Base Rate Loans together with the portion of Tranche A Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date, (d) with regard to the Tranche B Term Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Tranche B Term Loans comprised of Base Rate Loans together with the portion of Tranche B Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date and (e) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

      (c) The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

      "Amendment No. 9" means that certain Ninth Amendment to Credit Agreement and Waiver dated as of November 13, 2002 among the Credit Parties, the Agent and the Lenders party thereto.

      "Amendment No. 9 Effective Date" means November 13, 2002.

      "Licensing Transaction" the sale or securitization of the intellectual property of the Shirt Group or the royalty payments related thereto.

      SUBPART 2.2 Amendments to Section 3.5. New clauses (e), (f), (g), (h) and
(i) are hereby added to Section 3.5 of the Existing Credit Agreement to read as follows:

            (e) Incentive Fee. On the Amendment No. 9 Effective Date, each Lender (other than the Tranche C Lender in such capacity) shall earn a fee equal to 0.50% of the Commitment of such Lender on such date (collectively, the "Incentive Fee"). The Borrower agrees to pay the Incentive Fee to the Agent for the benefit of each Lender in immediately available funds on the earliest of (i) February 28, 2003, (ii) the acceleration of the Loans, and (iii) payment in full of the Loans; provided, however, if a Licensing Transaction has occurred on or prior to February 28, 2003, the entire Incentive Fee shall be automatically waived. All or any portion of the Incentive Fee may be postponed, waived or reduced by the Required Lenders.

            (f) Support Fee. On the Amendment No. 9 Effective Date, each Lender (other than the Tranche C Lender in such capacity) shall earn a fee equal to 0.50% of the Commitment of such Lender (collectively, the "Support Fee"). The Borrower agrees to pay the Support Fee to the Agent for the benefit of each Lender in immediately available funds on the earliest of
      (i) December 31, 2002, (ii) the date the Loans are paid in full and (iii) the date the Loans are accelerated. All or any portion of the Support Fee may be postponed, waived or reduced by the Required Lenders.

            (g) Second Support Fee. On February 28, 2003, each Lender (other than the Tranche C Lender in such capacity) shall earn a fee equal to 0.375% of the Commitment of such Lender on such date (collectively, the "Second Support Fee"). The Borrower agrees to pay the Support Fee to the Agent for the benefit of each Lender in immediately available funds on February 28, 2003. All or any portion of the Second Support Fee may be postponed, waived or reduced by the Required Lenders.

            (h) Third Support Fee. On April 30, 2003, each Lender (other than the Tranche C Lender in such capacity) shall earn a fee equal to 0.375% of the Commitment of such Lender on such date (collectively, the "Third Support Fee"). The Borrower agrees to pay the Support Fee to the Agent for the benefit of each Lender in immediately available funds on the earliest of (i) May 31, 2003, (ii) the date the Loans are paid in full and (iii) the date the Loans are accelerated. All or any portion of the Third Support Fee may be postponed, waived or reduced by the Required Lenders.

            (i) Amendment Fee. On the Amendment No. 9 Effective Date, each Lender (other than the Tranche C Lender in such capacity) approving Amendment No. 9 and returning its executed signature page thereto to the Agent on before 6:00 PM (EST) on November 13, 2002 shall earn a fee equal to 0.50% of the Commitment of such Lender (collectively, the "Amendment Fee"). The Borrower agrees to pay the Amendment Fee to the Agent for the benefit of each Lender in immediately available on or before the earliest of (i) December 16, 2002, (ii) the date the Loans are paid in full and
      (iii) the date the Loans are accelerated. All or any portion of the Amendment Fee may be postponed, waived or reduced by the Required Lenders.

      SUBPART 2.3 Amendments to Section 7.1.

      (a) All references to "45 days" appearing in Sections 7.1(b)(i) and 7.1(b)(ii) of the Existing Credit Agreement are hereby deleted and replaced with references to "30 days".

      (b) A new Section 7.1(n) is hereby added to the Existing Credit Agreement to read as follows:

            (n) Borrower Presentations. Semi-monthly reports and, if requested by the Agent, conference calls with the Lenders, describing (i) the status of the consummation of any Licensing Transaction, (ii) the financial performance of the Consolidated Parties and (iii) the status of the Borrower's efforts to refinance the Credit Agreement (such reports may be in the form of a conference call with the Lenders).

      SUBPART 2.4 Amendments to Section 7.11(e). Section 7.11(e) of the Existing Credit Agreement is amended to modify the grid appearing therein to reflect that
(i) Consolidated EBITDA attributable to the Sock Group for the twelve-month period ending December 31, 2002 shall be greater than or equal to $16,250,000 and (ii) Consolidated EBITDA attributable to the Sock Group for the twelve-month period ending March 31, 2003 shall be greater than or equal to $14,200,000.

      SUBPART 2.5 Additional Amendments to Section 7.11. The asterisks appearing in, and the asterisked text appearing below, the financial covenant grids in
Section 7.11(c) and 7.11 (d) of the Existing Credit Agreement are deleted. A new
Section 7.11(g) is hereby added to the Existing Credit Agreement to read as follows:

            (g) Maximum Senior Funded Indebtedness. On March 31, 2003, (i) outstanding Senior Funded Indebtedness shall not exceed $48,000,000 and
      (ii) the sum of the Revolving Committed Amount plus the outstanding principal amount of the Tranche A Term Loans plus the outstanding principal amount of the Tranche B Term Loans shall not exceed $58,700,000.

      SUBPART 2.6 New Section 7.15. A new Section 7.15 is hereby added to the Existing Credit Agreement to read as follows:

            7.15 Deposit Accounts.

            On or before December 1, 2002, the Credit Parties shall maintain all of their deposit accounts with one or more of the Lenders; provided, however, the Credit Parties may maintain deposit accounts with Persons that are not Lenders so long as the aggregate balance of all such accounts does not exceed, at any time, $1,500,000.

      SUBPART 2.7 New Section 7.16. A new Section 7.16 is hereby added to the Existing Credit Agreement to read as follows:

            7.16 Maximum Cash On-Hand.

            The aggregate amount of cash on-hand and Cash Equivalents of the Credit Parties and their Subsidiaries shall not exceed $5,500,000 for any period of three consecutive Business Days.

      SUBPART 2.8 New Section 7.17. A new Section 7.17 is hereby added to the Existing Credit Agreement to read as follows:

            7.17 Financial Advisor.

            In addition to and not in substitution of the rights of the Agent and the Lenders under Section 11.5, on or after February 28, 2003, the Credit Parties agree that the Agent shall have the right to retain, at the direction of the Required Lenders, a financial advisor with the reasonable fees and expenses of such financial advisor to be paid by the Borrower.

      SUBPART 2.9 Amendments to Section 8.5. The first paragraph of Section 8.5 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

            8.5 Asset Dispositions.

            The Credit Parties will not permit the Parent or any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions and a Permitted Austell Property Sale, unless (a) except in connection with the licensing of any of the intellectual property of the Shirt Group on terms providing for the reversion to the applicable Consolidated Parties of all rights to such intellectual property at the end of the license term and upon default in the payment of licensing fees by the applicable licensee thereof, the consideration paid in connection therewith is at least 75% cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of
            Section 8.13 and (c) the Credit Parties shall, immediately following the consummation of such Asset Disposition apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Credit Party Obligations in accordance with the terms of Section 3.3(b)(iii). Notwithstanding any provision of this Credit Agreement to the contrary, (i) no Asset Disposition involving any portion of the Sock Group (other than an Asset Disposition of Property no longer used or useful in the conduct of such Person's business) shall be permitted unless simultaneously all of the Credit Party Obligations are repaid and this Credit Agreement is terminated in accordance with the terms of Section 11.13(b) except pursuant to a transaction permitted under the following clause (ii), (ii) none of the Consolidated Parties may sell, lease, transfer or otherwise dispose of accounts receivable except pursuant to a transaction constituting an Excluded Asset Disposition and
            (iii) the Net Cash Proceeds received from any securitization of any of the intellectual property of the Shirt Group or the royalty payments related thereto shall be at least $30,000,000 and the other terms of such transaction shall be reasonably satisfactory to the Agent.

                                     PART 3
                                  EFFECTIVENESS

      SUBPART 3.1 Amendment No. 9 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 9 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 9."

            SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the requisite Lenders in accordance with Section 11.6 of the Existing Credit Agreement on or before 6:00 PM (EST) on November 13, 2002.

                                     PART 4
                                  MISCELLANEOUS

      SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

      SUBPART 4.2 Waiver. Subject to the occurrence of the Amendment No. 9 Effective Date, the Required Lenders hereby (i) waive the requirements that the Credit Parties comply with Sections 7.11(a), 7.11(b), 7.11(c), 7.11(d) and 7.11(e) of the Existing Credit Agreement for the fiscal quarter ended September 30, 2002; (ii) waive the requirements that the Credit Parties comply with Sections 7.11(a), 7.11(b), 7.11(c) and 7.11(d) of the Amended Credit Agreement for the fiscal quarter ended December 31, 2002 and (iii) waive the requirements that the Credit Parties comply with Sections 7.11(a), 7.11(b), 7.11(c) and 7.11(d) of the Amended Credit Agreement for the fiscal quarter ended March 31, 2003 so long as no other Default or Event of Default then exists. This is a one-time waiver and is granted only for the limited purposes set forth herein and shall be effective only in the specific circumstances provided for above and only for the purpose for which given.

      SUBPART 4.3 Waiver of Consent Rights. The Borrower hereby waives its rights contained in the definition of "Eligible Assignee" to approve any Person as an assignee of any Credit Party Obligations or otherwise object to the assignment of any Credit Party Obligations to any Person.

      SUBPART 4.4 Limitation on Eurodollar Loans. Notwithstanding anything to the contrary contained any of the Credit Documents, on or after April 30, 2003, the Borrower shall not be entitled to request additional Eurodollar Loans, continue Eurodollar Loans or convert Base Rate Loans to Eurodollar Loans. This restriction may be revoked by the Required Lenders.

      SUBPART 4.5 Perfection Certificate. On or before December 6, 2002, the Borrower shall deliver a perfection certificate to the Agent. Such perfection certificate shall be in form and substance satisfactory to the Agent.

      SUBPART 4.6 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

      SUBPART 4.7 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

      SUBPART 4.8 Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

            (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

            (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid, and binding obligations, enforceable in accordance with its terms except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment except those which have been obtained.

            (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' organizational documents, (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries or (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under any other indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it, or to which any of its Subsidiaries, is a party or by which it, or by which any of its Subsidiaries, may be bound, the violation of which any agreement in this sub-clause (iii) would be reasonably expected to have a Material Adverse Effect.

      SUBPART 4.9 Release. The Credit Parties and the Sponsor further acknowledge and agree that the Credit Parties and the Sponsor have no claims, counterclaims, offsets, or defenses to the Credit Documents, the Tranche C Guaranty or any transaction related thereto or the performance of the Credit Parties' and the Sponsor's obligations thereunder. To the extent the Credit Parties or the Sponsor have any such claims, counterclaims, offsets or defenses to the Credit Documents, the Tranche C Guaranty or any transaction related thereto or the performance of the Credit Parties' and the Sponsor's obligations thereunder, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Amendment.

      SUBPART 4.10 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

      SUBPART 4.11 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SUBPART 4.12 Entirety. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The Credit Documents represent the final agreement of the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

      SUBPART 4.13 Attorney's Fees. The Credit Parties hereby promise to pay all costs and expenses of the Agent in connection with this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

      SUBPART 4.14 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

CREDIT PARTIES:                     CLUETT AMERICAN Corp.
                                    Cluett American Investment Corp.
                                    Cluett American Group, Inc.
                                    CONSUMER DIRECT CORPORATION
                                    ARROW FACTORY STORES, INC.
                                    GAKM RESOURCES CORPORATION
                                    CLUETT PEABODY RESOURCES CORPORATION
                                    CLUETT PEABODY HOLDING CORP.
                                    CLUETT, PEABODY & CO., INC.
                                    BIDERTEX SERVICES INC.
                                    GREAT AMERICAN KNITTING MILLS, INC.
                                    BIDERMANN TAILORED CLOTHING, INC.
                                    GOLD TOE BRANDS, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                             [Signatures Continued]

AGENT:                              BANK OF AMERICA, N.A.
                                    (formerly known as NationsBank, N. A.), as
                                    Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

LENDERS:                            BANK OF AMERICA, N.A.
                                    (formerly known as NationsBank, N. A.)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK OF AMERICA, N.A.
                                    (formerly known as NationsBank, N. A.),
                                    solely in its capacity as the Tranche C
                                    Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE ROYAL BANK OF SCOTLAND PLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FLEET NATIONAL BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FLEET BUSINESS CREDIT CORPORATION
                                    (successor in interest to Sanwa Business
                                    Credit Corporation)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FIRST SOURCE LOAN OBLIGATIONS TRUST,
                                    By: First Source Financial Inc., its manager

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    HSBC BANK USA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    AG CAPITAL FUNDING PARTNERS, L.P.
                                    By:  Angelo Gordon & Co., L.P. as Investment
                                         Advisor

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    NORTHWOODS CAPITAL LIMITED
                                    By:  Angelo Gordon & Co., L.P. as Collateral
                                         Manager

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ARK CLO 2000-1, LIMITED
                                    By: Patriarch Partners, LLC,
                                    as Collateral Manager

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

ACKNOWLEDGED
AND AGREED:                         VESTAR CAPITAL PARTNERS III, L.P.,
                                    a Delaware limited partnership, solely in its capacity as "Sponsor" under the Tranche
                                    C Guaranty

                                    By: VESTAR ASSOCIATES III, L.P.,
                                        its General Partner

                                    By: VESTAR ASSOCIATES CORPORATION III,
                                        its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------